UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 12, 2012
Date of Report (Date of earliest event reported)

GTJ REIT, INC.
(Exact name of registrant as specified in its Charter)

Maryland	0001368757	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Merrick Road
Lynbrook, NY 11563
(Address of principal executive offices) (Zip Code)

(516) 881-3535
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to GTJ REIT, Inc.’s (the “Company”) Current Report on Form 8-K originally filed on January 18, 2012 is being made to provide pro forma financial information and copies of the plans of disposition.  The Unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Article 11 of Regulation S-X.

For convenience and ease of reference, the Company is filing this Form 8-K/A in its entirety with applicable changes.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On January 12, 2012, GTJ REIT, Inc. (the “Company”) and each of its wholly-owned subsidiaries, ShelterClean, Inc. (“ShelterClean”) and MetroClean Express Corp. (“MCE”), closed the sale of substantially all of the assets and business of ShelterClean and MCE to Triangle Services, Inc. (“Purchaser”) and two affiliated entities pursuant to the terms of separate asset sale and purchase agreements entered into on December 27, 2011 (collectively, the “Asset Purchase Agreements”).  The terms of such asset sale and purchase agreements were disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 3, 2012.  At the closing, each of ShelterClean and MCE received an aggregate of $973,368 and $1,209,790, respectively, representing payments for the assets and businesses sold.  These amounts were subject to an adjustment, up or down, within fifteen (15) days following the closing (subsequently extended by agreement of the parties to February 10, 2012).

Simultaneously therewith, the Company and its wholly-owned subsidiary, ShelterClean of Arizona, Inc. (“ShelterAZ”), entered into a certain Bill of Sale and Assignment and Assumption Agreement (collectively, the “AZ Agreements”) for the sale of certain assets and the business of ShelterAZ to Shelter Clean Services, Inc., a wholly-owned subsidiary of Purchaser.  Under the AZ Agreements, ShelterAZ received $14,928, as payment for vehicles and the assignment of certain contracts.  Purchaser will assume certain liabilities of ShelterAZ as specified in the AZ Agreements.

THE FOREGOING IS A SUMMARY OF THE MATERIAL TERMS OF THE AZ AGREEMENTS AND IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE AZ AGREEMENTS.

Item 9.01                      Financial Statements and Exhibits

(b)           Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company with respect to the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011 are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

2.1	Asset Sale and Purchase Agreement, dated December 27, 2011, by and among Triangle Services Inc., Metroclean Express Corp. and GTJ REIT, Inc.*

2.2	Asset Sale and Purchase Agreement, dated December 27, 2011, by and among Triangle Services Inc., ShelterClean, Inc. and GTJ REIT, Inc.*

99.1
Unaudited Pro Forma Combined Financial Information for GTJ REIT, Inc. and subsidiaries for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011 and notes thereto.

* Schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of all omitted schedules to the Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2012	GTJ REIT, INC.

By: /s/ David J. Oplanich
David J. Oplanich
Chief Financial Officer